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                                                                 EXHIBIT 10.27.1

              AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT
                                  (NUMBER ONE)

         This AMENDMENT TO REVOLVING CREDIT AND TERM LOAN AGREEMENT (NUMBER ONE) dated as of November 7, 2003 (the "Amendment"), amends that certain Revolving Credit and Term Loan Agreement dated as of June 28, 2002 (the "Loan Agreement") by and among EMERSON RADIO CORP. ("ERC US"), a Delaware corporation, MAJEXCO IMPORTS, INC. ("MI"), a California corporation, EMERSON RADIO (HONG KONG) LIMITED ("ER HONG KONG") a Hong Kong corporation, and EMERSON RADIO INTERNATIONAL LTD. ("ER BVI"), a British Virgin Islands company, jointly and severally as co-borrowers and co-obligors, except as expressly set forth herein in Section 10.8 hereof (individually and collectively, the "Borrower"), PNC BANK, NATIONAL ASSOCIATION and each other lender signatory hereto or which becomes a Lender pursuant to Section 9.1 (each a "Lender" and, collectively, the "Lenders") and PNC BANK, NATIONAL ASSOCIATION as agent for the Lenders (in such capacity, the "Agent").

                                   WITNESSETH:

         A. Pursuant to the Loan Agreement, the Lenders provided the Borrower a revolving credit facility and a term loan as described in the Loan Agreement.

         B. The Borrower has requested the Agent and the Lenders clarify the reporting requirements set forth in Section 5.1 (a)(ii) of the Loan Agreement to assure the Borrower's ability to comply with said reporting requirement now and in the future.

         C. The Agent and the Lenders are willing to provide said clarifications subject to, and in accordance with, the terms and conditions set forth herein.

         D. The Borrower has further requested various other modifications to certain of the other terms and conditions set forth in the Loan Agreement (in each case as more fully described below) and the Agent and the Lenders are willing to so modify the Loan Agreement subject to, and in accordance with, the terms and conditions set forth herein.

         E. The Agent, and the Lenders and the Borrower further desire to amend the Loan Agreement to reflect the assumption of the Revolving Loan Commitment and Term Loan Commitment of LaSalle Business Credit, LLC (the "Exiting Lender") by PNC Bank, National Association and Sovereign Bank (together, the "Assuming Lenders"), and the related adjustments to the Commitments and Percentages of the Assuming Lenders.

         NOW, THEREFORE, in consideration of the premises and the covenants and agreements set forth herein, and for value received by each party, the parties hereto agree as follows:

     1. Definitions. Unless otherwise defined or modified herein, capitalized terms used herein shall have the meanings set forth in the Loan Agreement.

     2. Amendments to Loan Agreement. Subject to the satisfaction of the conditions to effectiveness set forth in Section 8 below, the Loan Agreement shall be amended as follows:

         (a) The following additional defined terms shall be inserted into
Section 1.1 of the Loan Agreement in their respective appropriate alphabetical order:



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                           ""Permitted ERC US Stock Repurchases" means the
         purchase by ERC US of up to 2,000,000 shares of its publicly traded stock from Persons other than Affiliates of the Borrower for an aggregate consideration not to exceed $10,000,000."

                           ""Permitted SSG Stock Repurchases" means the purchase by ERC US of up to 500,000 shares of the publicly traded stock of SSG from Persons other than Affiliates of the Borrower or SSG for an aggregate consideration not to exceed $1,000,000."

                  (b) The first sentence of Section 2.19(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(a) The proceeds of the Revolving Credit Loans shall be used for working capital needs of the Borrower and for general corporate purposes and to fund Permitted ERC US Stock Repurchases and to fund Permitted SSG Stock Repurchases."

                  (c) Clause (ii) of Section 5.1(a) of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(ii) as soon as available but in any event within 105 days of the end of each other fiscal year of ERC US ending after March 31, 2002, (1) a copy of the consolidated and consolidating balance sheet of ERC US and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated and consolidating statements of income and retained earnings and of cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, prepared internally by a Responsible Person, (2) a copy of the consolidated balance sheet of ERC US and its consolidated Subsidiaries as at the end of such fiscal year and the related consolidated statements of income and retained earnings and of cash flows for such fiscal year, certified by and reported on without a "going concern" or like qualification or exception, or qualification arising out of the scope of the audit, by Ernst & Young, LLP or other independent certified public accountants of nationally recognized standing reasonably acceptable to the Agent; together with consolidating schedules which set forth columnar information for each of ERC US and its consolidated Subsidiaries (other than SSG) and SSG, an elimination column and the consolidated results for ERC US and its consolidated Subsidiaries, and in any event in substantially the same format as presented to the Agent by Ernst & Young for the fiscal year ended March 31, 2003, and (3) a compliance certificate by a Responsible Officer as to such financial statements being fairly stated in all material respects when considered in relation to the consolidated financial statements of ERC US and its consolidated Subsidiaries; and"

                  (d) Clause (b) of Section 6.6 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "(b) So long as no Event of Default shall have occurred and be continued, ERC US may (i) acquire Capital Stock in SSG (provided such Capital Stock of SSG is acquired only with Capital Stock of ERC US and provided giving effect to any such acquisition shall not cause any Person who holds less than 10% (or such greater percentage as the Required


                                       2

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         Lenders may agree to in writing) of any class of Capital Stock of ERC
         US on the date hereof to hold more than 10% (or such greater percentage as the Required Lenders may agree to in writing) of any such class of Capital Stock of ERC US, (ii) acquire additional Capital Stock in SSG in connection with Permitted SSG Stock Repurchases and (iii) beginning on the first anniversary of the Closing Date, in accordance with the strategic objectives of its business plan, acquire Capital Stock in other Persons (other than Inactive Subsidiaries) in businesses related to that of ERC US; provided, however, that in the cases described in clauses (i) and (iii), taken together in an aggregate amount for each 12 month period beginning on an anniversary of the Closing Date and ending on the next succeeding anniversary of the Closing Date (each such period, an "Acquisition Period") not exceeding the lesser of (x) $500,000 and (y) the principal amount of the Term Loan repaid pursuant to Section 2.9(e) during the twelve month period immediately preceding the then current Acquisition Period;"

         For the avoidance of doubt, notwithstanding the date of this Amendment, the Permitted ERC US Stock Repurchases and Permitted SSG Stock Repurchase that may have been consummated on or after September 2, 2003 but prior to the Effective Date (as defined in Section 8 below) shall be deemed to be in compliance with Section 6.6(b) of the Loan Agreement (as amended hereby) without any further action required of the Agent, the Lenders or the Borrower.

                  (e) Section 6.12 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.12 Fixed Charge Coverage Ratio. Permit the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters preceding any date of determination to be less than 1.25 to 1, except in the case of the four consecutive fiscal quarters preceding March 31, 2004, in which case, said ratio shall not be permitted to be less than 1.10 to 1."

                  (f) Section 6.14 of the Loan Agreement is hereby amended in its entirety to read as follows:

                  "Section 6.14 Minimum Post-Repurchase Availability. At all times during the Repurchase Period permit the Undrawn Availability to be less than $2,000,000. As used herein, "Repurchase Period" means the period commencing upon the commencement of either the Permitted ERC US Stock Repurchases or the Permitted SSG Stock Repurchases (whether or not funded in whole or in pan with the proceeds of the Revolving Credit Loans) and ending upon the earlier to occur of (i) the consummation of both the Permitted ERC US Stock Repurchases and Permitted SSG Stock Repurchases or (ii) the date that the Borrower furnishes to the Agent written notice certifying that (y) no further Permitted ERG US Stock Repurchases or Permitted SSG Stock Repurchases shall be made and (z) the benefits of Section 6.6 (b)(ii) of this Agreement shall no longer be available to the Borrower."

                  (g) For the purpose of adjusting the Commitments and Percentages of the Assuming Lenders, SCHEDULE I to the Loan Agreement is hereby deleted in its entirety and SCHEDULE I attached hereto is hereby substituted in its place and made a part of the Loan Agreement.
                                       3

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     3. Assumption of Exiting Lender's Obligations; New Notes. (a) Pursuant to
that certain Commitment Transfer Supplement dated on or before the Effective Date, each Assuming Lender shall have taken by assignment and purchased from the Exiting Lender, without recourse to, or representation or warranty, by the Exiting Lender of any kind or description, an interest in the Revolving Credit Loans and Term Loans owing to the Exiting Lender as of the Effective Date (but excluding accrued interest and fees up to but excluding the Effective Date) equal to Percentage of such Assuming Lender (after giving effect to this Amendment) of said outstanding obligations. On or before the Effective Date, the Borrower shall pay to the Exiting Lender all accrued and unpaid interest on the outstanding principal amount of the Loans owing to the Exiting Lender, together with the Exiting Lender's pro rata share of any accrued and unpaid fees under the Loan Agreement, in each case through but excluding the Effective Date.

     (b) To evidence the obligations of the Borrower owing to the Assuming Lenders, as of the Effective Date, the Borrower shall issue to each Assuming Lender a new Revolving Credit Note and a new Term Note substantially in the form attached hereto. Each such note shall be (i) dated the Effective Date, and (ii) in an original principal amount of up to the respective Commitment of the applicable Assuming Lender in the Loan evidenced by such Note, in each case, after giving effect to this Amendment.

     4. Effects of Clarification. The Borrower acknowledges and agrees the amendments made pursuant to clause (c) of Section 2 above have been made to clarify the reporting requirements set forth therein and in no event shall be construed as the establishment of a custom or course of dealing among the Borrower, the Agent or the Lenders with respect to any current or future issue of the Borrower's non-compliance with any term, condition or covenant set forth in this Loan Agreement or the other Loan Documents.

     5. References to Loan Agreement. This Amendment is an amendment to the Loan Agreement. Unless the context of this Amendment otherwise requires, the Loan Agreement and this Amendment shall be read together and shall have effect as if the provisions of the Loan Agreement and this Amendment were contained in one agreement.

     6. Full Force and Effect. Except as expressly modified by this Amendment, all of the terms and conditions of the Loan Agreement and the other Loan Documents shall continue in full force and effect, and all parties hereto shall be entitled to the benefits thereof. This Amendment is limited as written and shall not be deemed (a) to be an amendment of or a consent under or waiver of any other term or condition of the Loan Agreement, or (b) to prejudice any right or rights which the Lender now has or may have in the future under or in connection with the Loan Agreement or the other Loan Documents.

     7. Post-Closing Undertakings. In consideration of the modifications to the Loan Agreement set forth herein, the Borrower covenants and agrees that it shall furnish to the Agent each of the items specified in SCHEDULE "A", in each case in form and substance satisfactory to the Agent and the Lenders on or before (i) November 14, 2003 in the case of Item 1 on said Schedule and (ii) November 26, 2003 in the case of Item 2 on said Schedule. The Borrower further acknowledges that this Amendment is a Loan Document as defined in the Loan Agreement and consequently the failure to comply with the foregoing post-closing undertaking will constitute an Event of Default under the Loan Agreement entitling the Agent and the Lenders to exercise the rights and remedies afforded such parties under the Loan Agreement and Loan Documents.


                                       4
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     8. Conditions. This Amendment shall not be effective until the following conditions precedent have been fulfilled to the satisfaction of the Agent and the Lenders: (i) the Agent shall have received counterparts of this Amendment duly executed by each of the parties hereto, (ii) the Borrower shall have paid the Agent (for ratable distribution to the Assuming Lenders) a modification fee of $15,000 in consideration of the modification to the Loan Agreement set forth herein and (iii) the assignment and purchase of the Exiting Lender's Loans as contemplated in Section 3(a) above shall have been consummated. In addition, the Borrower agrees to pay upon execution of this Amendment, all reasonable costs and expenses of the Agent and each Lender, including, without limitation, the legal fees and expenses in the amount of $9,600 incurred by the Agent's counsel in connection with the preparation, negotiation, execution and delivery and review of this Amendment. In the event Borrower does not remit such payment together with this executed Amendment, the Borrower hereby authorizes the Agent, without notice to the Borrower, to charge any account of the Borrower maintained by the Agent or its Affiliates in payment of the amounts due under this Section
8. The date on which all of the aforementioned conditions have been satisfied is herein referred to as the "Effective Date".

     9. Estoppel; Representations and Warranties. In order to induce the Lenders to enter into this Amendment, the Borrower makes the following representations and warranties, which representations and warranties shall survive the execution and delivery hereof:

         (a) each of the Loan Agreement, the Notes, the Security Documents and the other Loan Documents are in full force and effect;

         (b) as amended hereby, each of the Loan Agreement, the Notes, the Security Documents, the other Loan Documents and this Amendment have been duly authorized, executed and delivered by the Borrower and constitute legal, valid and binding obligations of the Borrower enforceable against the Borrower in accordance with their respective terms;

         (c) the Borrower has no offset, defense or counterclaim with respect to any of their obligations under the Loan Agreement, the Notes, the Security Documents and the other Loan Documents (any such offset, defense or counterclaim as may now exist being hereby irrevocably waived by the Borrower);

         (d) no material adverse change in the financial condition of the Borrower has occurred since the date of its most recent financial statements delivered to the Lender;

         (e) no Event of Default has occurred and is continuing under the Loan Agreement or the other Loan Documents, and no event has occurred which, with notice, lapse of time or both, would constitute such an Event of Default;

         (f) except as discussed on SCHEDULE "B", all of the representations made by or on behalf of the Borrower in the Loan Agreement and the other Loan Documents are true and correct on and as of the date hereof;

         (g) neither the execution and delivery of this Amendment by the Borrower, nor consummation by the Borrower of the transactions contemplated herein, nor compliance by the Borrower with the terms, conditions and provisions hereof will conflict with or result in a breach of any of the terms, conditions or provisions of (i) any Borrower's Certificate of Incorporation and By-Laws or other organizational or governing document, (ii) any agreement or instrument to which any Borrower is a party or by which the property of the Borrower is or may be bound, (iii) any judgment or order, writ, injunction or decree of any court, or (iv) any applicable law or governmental regulation; and



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




         (h) no action of, or filing with, any governmental or public body or authority is required to authorize, or is otherwise required in connection with the execution, delivery and performance of this Amendment by the Borrower.

     10. Security Interests. The Borrower confirms the validity and effectiveness of the Security Documents made by the Borrower in favor of the Agent (for the benefit of the Lenders) and confirms that the Security Documents secures payment of the Obligations (as defined in the Security Documents).

     11. Governing Law. This Amendment, including the validity thereof and the rights and obligations of the parties hereunder, shall be construed in accordance with and governed by, the laws of the State of New Jersey.

     12. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, and all which when taken together shall constitute one and the same agreement.



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         IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.


                                             BORROWERS:

                                             EMERSON RADIO CORP.

                                             By: /s/ KENNETH A. CORBY
                                                -------------------------
                                                Name:  Kenneth A. Corby
                                                Title: EVP & CFO


                                             MAJEXCO IMPORTS, INC.

                                             By: /s/ KENNETH A. CORBY
                                                -------------------------
                                                Name:  Kenneth A. Corby
                                                Title: EVP & CFO


                                             EMERSON RADIO (HONG KONG)
                                             LIMITED

                                             By: /s/ JOHN J. RAAB
                                                -------------------------
                                                Name:
                                                Title:


                                             EMERSON RADIO INTERNATIONAL
                                             LTD.

                                             By: /s/ KENNETH A. CORBY
                                                -------------------------
                                                Name:  Kenneth A. Corby
                                                Title: EVP & CFO


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                                             AGENT:


                                             PNC BANK, NATIONAL ASSOCIATION,
                                             as Agent

                                             By: /s/ PAUL E. KELLEMAN
                                                ---------------------------
                                                Name:
                                                Title:

                                             LENDERS:


                                             PNC BANK, NATIONAL ASSOCIATION,
                                             as Lender

                                             By: /s/ PAUL E. KELLEMAN
                                                ---------------------------
                                                Name:
                                                Title:


                                             SOVEREIGN BANK

                                             By: /s/ CHRIS D. WOLFSLAYER
                                                ---------------------------
                                                Name:  Chris D. Wolfslayer
                                                Title: Vice President

                                       8
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                                  SCHEDULE "A"

                         POST-CLOSING ISSUES OUTSTANDING

1. LANDLORD WAIVERS: The Borrower shall furnish a certificate of a Responsible Person certifying that the copies of the waivers and consents received from the following landlords comport with the originals and the same have not been altered, amended or otherwise modified through the date hereof: (i) Gilbert West, Inc.; (ii) Team Ocean Services; and (iii) Pride Products.

2. UCC TERMINATION STATEMENTS: The Borrower shall furnish evidence of termination of all UCC Financing Statements filed against it in favor of Congress Financial.


                                      A-1

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                                  SCHEDULE "B"

         The following class action complaints have been filed in the US District Court for the District of New Jersey:

1.) Kaplan v. Emerson Radio Corn., et al., 03-cv-4202 (JLL)

2.) Pelone v. Emerson Radio Corp., et al., 03-cv-4201 (JLL)

3.) Howard v. Jurick, et al., 03-cv-4330 (WGB)

4.) Glascoff V. Emerson Radio Corp., et al., 03-cv-4506 (JLL)

5.) Stromer v. Emerson Radio Corp, at al., 03-cv-4647 (JLL)

6.) Kaplan v. Emerson Radio Corp., et al., 03-cv-4856

7.) Freitag v. Emerson Radio Corp., et al., 03-cv-5140

         The complaints allege violations of federal securities laws including
1) against all defendants: Section 10(b) of the Exchange Act Against and Rule 10-b-5 promulgated thereunder, and 2) against all individual defendants: Section 20(a) of the Exchange Act.

                                       B-1


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                                   SCHEDULE I

                      (AMENDED AND RESTATED AS OF 11/7/03)

                                   Commitments


LENDER            FACILITY          PERCENTAGE             COMMITMENT

PNC               Revolving Credit     65%                 $16,250,000

                  Term Loan            65%                 $ 1,673,750*

                                               TOTAL       $17,923,750


LENDER            FACILITY          PERCENTAGE             COMMITMENT

Sovereign Bank    Revolving Credit  35%                    $ 8,750,000

                  Term Loan         35%                    $   901,250*

                                               TOTAL       $ 9,651,250
                                                           -----------

                       Aggregate   100%      Aggregate     $27,575,000
                       Percentage            Commitment


         The Percentage of any Lender as of any date shall be equal to a fraction (expressed as a decimal) the numerator of which shall be, in the case of outstanding Loans, the outstanding principal amount of Loans held by such Lender and the denominator of which shall be the aggregate outstanding principal amount of all Loans held by all Lenders. If no Loans are outstanding, the Percentage of any Lender as of any date shall be equal to a fraction (expressed as a decimal) the numerator of which shall be the aggregate principal amount of Loans such Lender is committed to fund and the denominator of which shall be the aggregate principal amount of Loans all Lenders are committed to fund.

----------

* indicates Percentage of the applicable
Lender in the outstanding principal
balance of Term Loan as of 11/7/03
$(2,575,000)


                                      S-1